EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Agreement”), dated as of February 24, 2006, among UBS Real Estate Securities Inc., a Delaware corporation formerly known as UBS Warburg Real Estate Securities Inc. (“Assignor”), Mortgage Asset Securitization Transactions, Inc. (“Assignee”) and Irwin Union Bank and Trust Company (the “Company”):

For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the promises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

a.

The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as Owner, in, to and under (a) those certain Mortgage Loans listed on Exhibit A attached hereto (the “Mortgage Loans”) and (b) that certain Servicing Agreement, dated as of August 1, 2005, as amended by Amendment Number One, dated as of February 2, 2006, by and between UBS Real Estate Securities Inc. (“Owner”) and the Company (the “Servicing Agreement”) with respect to the Mortgage Loans.  For purposes of this Agreement, the term “Servicing Agreement” includes any separate bill of sale, letter, assignment and conveyance or other instrument pursuant to which Company and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Servicing Agreement.  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

b.

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Agreement.

2.

The Assignor warrants and represents to the Assignee and the Company as of the date hereof:

a.

Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.

The Assignor was the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, the Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignee’s interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

c.

There are no offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loans or the Servicing Agreement;

d.

The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

e.

The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

f.

The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject.  The execution, delivery and performance by the Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignor. This Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

g.

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the “1933 Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

h.

The Assignor has received from the Company, and has delivered to the Assignee, all documents required to be delivered to the Assignor by the Company prior to the date hereof pursuant to the Servicing Agreement with respect to the Mortgage Loans and has not received, and has not requested from the Company, any additional documents.

3.

The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

a.

The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

b.

The Assignee has full power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Assignee of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms;

c.

To the best of Assignee’s knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Agreement, or the consummation by it of the transactions contemplated hereby; and

d.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as Purchaser thereunder, with respect to the Mortgage Loans.

4.

The Company warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

a.

Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.

The Company is duly organized and validly exists under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Servicing Agreement;

c.

The Company has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s articles of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

d.

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement, or the consummation by it of the transactions contemplated hereby;

e.

The Company shall establish a Custodial Account under the Servicing Agreement in favor of the Assignee, or its designee with respect to the Mortgage Loans separate from the Custodial Account previously established under the Servicing Agreement in favor of the Assignor;

f.

If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. (“MERS”) or its designee, the Company shall take all actions as are necessary to cause MASTR Second Lien Trust 2006-1 to be shown as the owner of the related Mortgage Loan on the record of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgage maintained by MERS; and

Recognition by the Company of the Trustee and the Trust Administrator

5.

The Company hereby recognizes that the Mortgage Loans will be transferred by the Assignee to JPMorgan Chase Bank, National Association, as Trustee for the holders of MASTR Second Lien Trust 2006-1 (including its successors in interest and any successor trustee under the Pooling Agreement defined below, the “Trustee”) in a securitization transaction pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006 (the “Pooling Agreement”), among the Assignee, the Assignor, the Trustee and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”), trust administrator (the “Trust Administrator”) and as custodian.  From and after the date hereof, the Company acknowledges and agrees that (A) the Trustee will be the owner of the Mortgage Loans on behalf of MASTR Second Lien Trust 2006-1 (the “Trust”) and Wells Fargo Bank, N.A., will be the Master Servicer, Trust Administrator and custodian of the Mortgage Loans, (B) the Company shall look solely to the Trustee and the Trust Administrator, on behalf of the Trust, for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans, (C) the Mortgage Loans will be part of a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code (“REMIC”), and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).  It is the intention of the Assignor, the Company and the Assignee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Trustee.

Modification of the Servicing Agreement

6.

Only insofar as it relates to the Mortgage Loans, the parties hereto hereby amend the Servicing Agreement as follows:

(a)

The definition of “Determination Date” in Section 1.01 of the Servicing Agreement is deleted in its entirety and replaced with the following:

“Determination Date:  The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the Remittance Date.

(b)

The following definition is added to Section 1.01 of the Servicing Agreement immediately following the definition of “Due Date”:

“Due Period:  With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date.”

(c)

The following definition is added to Section 1.01 of the Servicing Agreement immediately following the definition of “MOM Loan”:

Monthly Advance:  The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 5.03.

(d)

The first sentence of the definition of “Nonrecoverable Advance” in Section 1.01 of the Servicing Agreement is deleted in its entirety and replaced with the following:

“Any advance previously made by the Servicer pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from late payments, Liquidation Proceeds or other proceeds of the related Mortgage Loan.”

(e)

The following definition of “Prepayment Period” is inserted in the correct alphabetical order:

Prepayment Period:  With respect to the initial Remittance Date and Principal Prepayments in full, the period from February 1, 2006 through and including March 15, 2006, and for each Remittance Date thereafter, the period from the 16th calendar day of the month immediately preceding the calendar month of such Remittance Date through and including the 15th calendar day of the month in which such Remittance Date occurs.  With respect to each Remittance Date and Principal Prepayments in part, the calendar month preceding the month in which such Remittance Date occurs.

(f)

The definition of “Stated Principal Balance” in Section 1.01 of the Servicing Agreement is deleted in its entirety and replaced with the following:

Stated Principal Balance:  As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan after giving effect to payments of principal due, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

(g)

The following is added immediately following the first sentence of the second paragraph of Section 4.01 of the Servicing Agreement:

“In the event of any such modification which has been agreed to in writing by the Owner and which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the related Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04 and Section 5.03, the difference between (a) such month’s principal and one month’s interest at the related Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05.”

(h)

Clauses (vi) and (vii) of the second paragraph of Section 4.04 are deleted in their entirety and replaced with the following:

“(vi)

all Condemnation Proceeds affecting any Mortgaged Property other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

(vii)

any amounts required to be deposited in the Custodial Account pursuant to Sections 4.14, 5.01 and 6.02;

(viii)

any Monthly Advances as provided in Section 5.03; and

(ix)

with respect to each Principal Prepayment received during the related Prepayment Period, an amount equal to any interest paid in connection with such Principal Prepayment.”

(i)

Clauses (vii) and (viii) of Section 4.05 are deleted in their entirety and replaced with the following:

“(vii)

to remove funds inadvertently placed in the Custodial Account in error by the Servicer;

(viii)

to clear and terminate the Custodial Account upon the termination of this Agreement; and

(ix)

to reimburse itself for Monthly Advances, the Servicer’s right to reimburse itself pursuant to this subclause (ix) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fee) of principal and/or interest respecting which any such advance was made.”

(j)

The first paragraph of Section 5.01 is deleted in its entirety and replaced with the following:

“On each Remittance Date, the Servicer shall remit to the Owner (i) all amounts credited to the Custodial Account as of the close of business on the related preceding Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus, to the extent not already deposited in the Custodial Account, (ii) all Monthly Advances, if any, which the Servicer is obligated to distribute pursuant to Section 5.03 minus (iii)  any amounts attributable to Monthly Payments collected after the Cut-off Date but due on a Due Date or Dates subsequent to the last day of the related Due Period, which amounts shall be remitted on the related Remittance Date next succeeding the Due Period for such amounts.”

(k)

The first sentence of the first paragraph of Section 5.02 is deleted in its entirety and replaced with the following:

The Servicer shall furnish to the Owner an individual Mortgage Loan accounting report in the form of Exhibit D (a “Report”) (including all the data set forth on Exhibit D or, for any fields that cannot be produced in the format set forth on Exhibit D, in an alternative, mutually agreed-upon format until such time as the Servicer has the ability to comply with the format set forth on Exhibit D) for the past calendar month, as of the close of the Business Day of the first day of each month (or September 1, 2005, in the case of the initial Report), in the Servicer’s assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis.

(l)

Section 5.03 of the Servicing Agreement is deleted in its entirety and replaced with the following:

“Section 5.03

Monthly Advances by the Servicer.

Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 4.01, of Monthly Payments, adjusted to the related Mortgage Loan Remittance Rate, which are delinquent at the close of business on the related Determination Date; provided, however, that the amount of any such deposit may be reduced by (i) the Amount Held for Future Distribution (as defined below) then on deposit in the Custodial Account, plus (ii) with respect to the initial Remittance Date, the Non-held Early Pay Amount (as defined below).  Any portion of the Amount Held for Future Distribution used to pay Monthly Advances shall be replaced by the Servicer by deposit into the Custodial Account on any future Remittance Date to the extent that the funds that are available in the Custodial Account for remittance to the Owner on such Remittance Date are less than the amount of payments required to be made to the Owner on such Remittance Date.

The “Amount Held for Future Distribution” as to any Remittance Date shall be the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date which were received after the Cut-off Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and Principal Prepayments received or made in the month of such Remittance Date and (ii) payments which represent early receipt of Monthly Payments due on a date or dates subsequent to the related Due Date.  The “Non-held Early Pay Amount” shall be the total of the amounts then on deposit in the Custodial Account on account of payments which represent early receipt of Monthly Payments received on or prior to the Cut-off Date.

The Servicer’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the final disposition or liquidation of the Mortgaged Property, unless the Servicer deems such advance to be nonrecoverable from Liquidation Proceeds, REO Disposition Proceeds, Condemnation Proceeds or Insurance Proceeds with respect to the applicable Mortgage Loan.  In such latter event, the Servicer shall deliver to the Owner an Officer’s Certificate of the Servicer to the effect that an officer of the Servicer has reviewed the related Servicing File and has obtained a recent appraisal and has made the reasonable determination that any additional advances are nonrecoverable from Liquidation Proceeds or Insurance Proceeds with respect to the applicable Mortgage Loan.”

(m)

The second sentence of Section 10.01 of the Servicing Agreement is deleted in its entirety and replaced with the following:

Simultaneously with any such termination and the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed by withdrawal from the Custodial Account for any outstanding Servicing Advances pursuant to Section 4.05(ii) and any outstanding Monthly Advances (net of any amounts owed by the Servicer to the Owner hereunder).

(n)

The table titled “Standard File Layout – Scheduled/Scheduled” of Exhibit D to the Servicing Agreement is hereby deleted in its entirety and replaced by a new table, substantially in the form of Exhibit C to this Agreement.

7.

Section 12.02 (a) of the Servicing Agreement shall be amended by replacing the words “shall be deemed to represent” with the words “hereby represents” in the first sentence.

8.

Section 12.03 of the Servicing Agreement shall be amended by the insertion of “, (f)” in between the words “(c)” and “and” of the fifth sentence in that Section.

9.

Section 12.03 (g) of the Servicing Agreement shall be amended by the inclusion of the words, “copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policies,” after the words “signing any certification or statement,” in the third sentence.

10.

The table titled “Servicing Criteria to be Addressed in Assessment of Compliance” in Exhibit F of the Servicing Agreement shall be amended to include the following additional items (as referenced therein under the column titled “Reference”) as those marked with an ‘X’ as applicable servicing criteria:

(1)

1122(d)(3)(ii);

(2)

1122(d)(3)(iii);

(3)

1122(d)(3)(iv);

(4)

1122(d)(4)(i);

(5)

1122(d)(4)(ii);

(6)

1122(d)(4)(iii); and

(7)

1122(d)(4)(xv).

Notices

11.

All demands, notices and communications related to the Mortgage Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

In the case of the Assignor,

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:  Eileen Lindblom
Telephone No.:  (212) 713-3546
Facsimile No.:  (212) 713-2080

In the case of the Assignee:

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:  Legal Department

In the case of the Company:

Irwin Union Bank and Trust Company

500 Washington Street

Columbus, IN 47201

Attention:  Skip Sorg

With a copy to:

Irwin Union Bank and Trust Company

c/o Irwin Home Equity Corporation

12677 Alcosta Blvd., Suite 500

San Ramon, CA  94583

Attention:  Edwin K. Corbin

Miscellaneous

12.

Distributions required to be made by the Company under the Servicing Agreement shall be made by wire transfer of immediately available funds to Wells Fargo Bank, N.A., ABA #121-000-248, for credit to SAS Clearing; Account: 3970771416, for further credit to account #50894100.  Applicable statements should be mailed to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland, attn:  Client Manager, MASL 2006-1.

13.

Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

14.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

15.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with prior consent of the Trustee.

16.

This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trustee.  Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

17.

This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee and Assignee to Trustee.

18.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

19.

In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:          /s/ Sameer Tikoo________________

Name:     Sameer Tikoo

Title:       Associate Director

By:          /s/ Peter Slagowitz_______________

Name:     Peter Slagowitz

Title:       Managing Director

UBS REAL ESTATE SECURITIES INC.

By:          /s/ Sameer Tikoo_________________

Name:     Sameer Tikoo

Title:       Associate Director

By:          /s/ Peter Slagowitz________________

Name:     Peter Slagowitz

Title:       Managing Director

IRWIN UNION BANK AND TRUST COMPANY

By:          /s/ Edwin K. Corbin______________

Name:     Edwin K. Corbin

Title:       Vice President, Business Development – Home Equity Lending

Exhibit A

Mortgage Loans

As delivered to the Trustee on the Closing Date

Exhibit B

Servicing Agreement

On File at McKee Nelson LLP

Exhibit C

Standard File Layout – Master Servicing

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11